SECOND AMENDMENT TO AMENDED AND RESTATED
                              LOAN AGREEMENT AMONG
                          COLUMBUS MCKINNON CORPORATION
                         EMPLOYEE STOCK OWNERSHIP TRUST,
                         COLUMBUS MCKINNON CORPORATION,
                               MARINE MIDLAND BANK
                    ----------------------------------------


                  This Second Amendment to Amended and Restated Loan Agreement is made as of March 31, 1998 (this "Second Amendment"), is entered into by and among COLUMBUS MCKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP TRUST, a trust which was created under the laws of the State of New York ("Borrower"), COLUMBUS MCKINNON CORPORATION, a corporation organized under the laws of the State of New York ("Guarantor"), and MARINE MIDLAND BANK, a banking corporation organized under the laws of the State of New York ("Bank").

                              W I T N E S S E T H:

                  WHEREAS, Bank, Guarantor and Borrower are parties to a Loan Agreement dated October 27, 1994 (the "Original Loan Agreement"); and

                  WHEREAS, Guarantor, the banks, financial institutions and other institutional lenders party thereto, and Fleet Bank, as Administrative Agent, have previously entered into a Credit Agreement dated as of October 16, 1996, as amended (the "Prior Credit Agreement"); and

                  WHEREAS, the Original Loan Agreement was amended and restated on August 5, 1996 and further amended by the First Amendment thereto, dated as of October 16, 1996 (the "First Amendment" and the Original Loan Agreement as so amended, restated and further amended, the "Restated Agreement"); and

                  WHEREAS, the obligations of the parties under and arising out of the Prior Credit Agreement have been or will be paid in full on or prior to the date hereof, and the Prior Credit Agreement has been or will be terminated and of no further force and effect on or prior to the date hereof; and

                  WHEREAS, Guarantor, the banks, financial institutions and other institutional lenders party thereto, and Fleet National Bank, as Administrative Agent, have entered into a Credit Agreement, dated as of even date herewith (the "New Credit Agreement"); and

                  WHEREAS, Bank, Guarantor and Borrower wish to amend the Restated Agreement to delete certain provisions of the Prior Credit Agreement which were incorporated into the Restated Agreement incorporate certain provisions of the New Credit Agreement and make incorporate certain provisions of the New Credit Agreement and make such other changes, as and to the extent set forth in this Second amendment and subject to the terms and conditions stated herein; it being understood that no additional money is being advanced in connection with this Second amendment and that the Note (as defined in the restated Agreement) is not being replaced and remains an obligation of the Borrower.

                  NOW THEREFORE, it is agreed as follows:

                  A. Definitions. All capitalized terms used but not herein defined shall have the meanings set forth in the Restated Agreement.

                  B. Amendments. The Restated Agreement is hereby amended as follows:

                  1. Section l.1 of the Restated Agreement is hereby amended by deleting the existing definition of "Credit Agreement" in its entirety, and replacing it with the following, in the appropriate alphabetical order:

                  "'Credit Agreement' - The Credit Agreement among Guarantor, the banks, financial institutions and other institutional lenders party thereto, and Fleet National Bank as Administrative Agent, dated as of March , 1998, as amended, restated or otherwise modified from time to time."

                  2. Section 2.6 of the Restated Agreement (as amended by the First Amendment) is hereby amended by deleting the first sentence of existing
Section 2.6 in its entirety and replacing it with the following:

                  "Special Provisions Governing LIBOR Loans. The provisions set forth in the following sections of the Credit Agreement: Section 2.01(e),
Section 2.10 (Increased Costs, Etc.) and Section 8.04 (c) (Costs and Expenses) are incorporated herein by reference as if fully set forth."

                  C.  Representations and Warranties.

                  1. The Borrower and the Guarantor have full power, authority and legal right to enter into this Second Amendment, and to take all action required of them under this Amendment. The Borrower hereby represents and warrants that the execution, delivery and performance by the Borrower of this Second Amendment has been duly authorized by all necessary action, if any, and that this Second Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally or to general principles of equity.

                  2. The Borrower and the Guarantor each hereby represents and warrants that the execution, delivery and performance of this Second Amendment

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by the  Borrower  and  the  Guarantor,  respectively,  does  not and  will  not, contravene or conflict with any provision of (i) law or (ii) any judgment, decree or order, and does not, and will not, contravene or conflict with, or cause any lien to arise under, any provision of the Trust Agreement or any other agreement, instrument or other document binding upon or otherwise affecting the Borrower, the Guarantor, any property subject to the Trust Agreement or Plan, or any property of the Guarantor.

                  3. All of the representations and warranties contained in the Restated Agreement, after giving effect to this Second Amendment, including, without limitation, those contained in Article 3 thereof, and each other agreement and document executed in connection therewith are true and correct on and as of the date hereof as though made on the date hereof, and no Event of Default exists under the Restated Agreement or will exist after or be triggered by the execution and delivery of this Second amendment or any of the other agreements and documents contemplated hereby. In addition, the Borrower hereby represents, warrants and affirms that each of the other agreements and documents executed in connection with or relating to the Restated Agreement remain in full force and effect.


                  4. Guarantor hereby acknowledges that it has read the Second Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of the Second amendment, the obligations of the Guarantor under the Guaranty shall not be impaired or affected and the Guaranty is and shall continue to be in full force and effect and is hereby confirmed.

                  D. Conditions Precedent to Amendments. The effectiveness of this Second Amendment shall be subject to the fulfillment (to the satisfaction of the Bank) of the following conditions precedent.

                  1. Amendment Documentation. The Borrower shall have delivered to Bank all of the following, each duly executed, if required, and dated the date hereof, and each in form and substance satisfactory to Bank:

                           a.  Amendment.   The  Borrower,   the  Bank  and  the
Guarantor shall have executed and delivered this Second Amendment.

                           b. Opinion of Counsel.  Counsel to the Borrower shall
have delivered to Bank an opinion in form and substance satisfactory to Bank and its counsel and which opinion shall include an express statement to the effect that Bank is authorized to rely on such opinion.

                           c. Other. Such other documents and such other actions
as Bank may reasonably request.

                  2. No Default. As of the closing date of this Second Amendment, no Default or Event of Default shall have occurred or be continuing under the Restated Agreement.

                  3. Representations and Warranties. The representations and warranties set forth in Section C hereof shall be true and correct on the closing date of this Second Amendment.

                  4. Legal Matters. All legal matters incident hereto shall be satisfactory to counsel to the Bank.

                  E. Miscellaneous

                  1. Except as specifically amended by this Second Amendment, the Restated Agreement and each other agreement and document executed in connection therewith shall remain in full force and effect and is hereby ratified and confirmed.

                  2. The execution, delivery and effect of this Second Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition or to any amendment or modification of any term of condition of the Restated Agreement of any other agreement or document executed in connection therewith, except, upon the effectiveness of this Second Amendment, as specifically amended hereby, or (ii) prejudice any right, power or remedy which Bank now has or may have in the future under or in connection with the Restated Agreement or any other agreement or document executed in connection therewith. Upon the effectiveness of this Second Amendment, each reference in the Restated Agreement to "this Agreement" "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference in any other agreement or document executed in connection with the Restated Agreement to the Restated Agreement or any word or words of similar import shall be and mean a reference to the Restated Agreement as amended thereby.

                  3. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  4. Costs and Expenses. The Guarantor and the Borrower jointly and severally shall reimburse Bank promptly for all reasonable costs and expenses, including reasonable counsel fees and expenses, incurred by Bank in connection with this Second Amendment, any indebtedness created or evidenced hereunder and, in the case of Guarantor, any other obligations; and for costs and expenses, including reasonable counsel fees, of Bank incident to the enforcement of any provision of this Second Amendment, the Note, any other documents executed in connection with the Restated Agreement and, in the case of the Guarantor, any other obligations.

                  5. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONTRUED IN CCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                  6. Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.




                            [Signature page follows]

                  IN WITNESS WHEREOF, this Second Amendment to Amended and Restated Loan Agreement has been duly executed as of the date first written above.

                                        MARINE MIDLAND BANK


                                        By:  /s/ Randolph M. Ross
                                             ----------------------------

                                        Title: Authorized Aignatory #9107
                                               --------------------------


COLUMBUS MC KINNON                       COLUMBUS MCKINNON CORPORATION
CORPORATION                              EMPLOYEE STOCK OWNERSHIP TRUST

By: /s/ R. L. Montogmery                 By: /s/ Ivan E. Shawvan
    --------------------                     -----------------------

Title: Executive Vice President          Title: Trustee
       ------------------------                 --------------------


                                         By: /s/ Timothy R. Harvey
                                             -----------------------

                                         Title: Trustee
                                                --------------------


                                         By: /s/ Karen L. Howard
                                             -----------------------

                                         Title: Trustee
                                                --------------------


                                         By: /s/ R. L. Montgomery
                                             -----------------------

                                         Title: Trustee
                                                --------------------